Related Party Transactions	6 Months Ended
Jun. 30, 2025
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Drew and Magni Partners (Bermuda) Ltd.(“Magni”)

Drew is considered a related party due to its significant ownership in the Company and Magni is considered a related party as a result of being an affiliate of Drew. As of June 30, 2025, Drew holds 29.0% of the Company’s outstanding common shares.

The Company has a $10.0 million revolving credit facility with Drew. The facility includes a commitment fee of 1% per annum on any undrawn amount from January 1, 2025 to the end of the availability period. The facility is available to drawdown until December 31, 2025 with the latest repayment date of December 31, 2026, and charges interest at the Term Secured Overnight Financing Rate (“SOFR”) plus a 6.5% margin per annum.

In the six months ended June 30, 2025, the Company drew down $6.0 million from the revolving credit facility which was fully repaid in March 2025. Commitment fees of $0.02 million and $0.04 million were recognized in the three and six months ended June 30, 2025, respectively. Interest expense of nil and $0.1 million were recognized in the three and six months ended June 30, 2025, respectively.

As of June 30, 2025, the Company has $0.02 million of commitment fee payable to Drew presented under “Trade payables” in the unaudited consolidated balance sheet. The Company has $10.0 million available to draw down from this facility.

Corporate support agreement

The Company entered into a corporate support agreement with Magni. As Magni indirectly held a controlling interest at the time the Corporate Support Agreement was entered into, the Company has treated the Corporate Support Agreement as a related party agreement.

2020 Bulkers Management

In February 2023, the Company signed an agreement with 2020 Bulkers Management, replacing a similar management agreement entered into in October 2021. Pursuant to the management agreement, 2020 Bulkers Management provides us with certain operational, commercial and management services. The Company shall pay 2020 Bulkers Management a management fee subject to annual estimates and calculated, based on, among other things, expected activity level of the Company and the expected scope of services to be provided by 2020 Bulkers Management in relation to the Company in the year, and payable quarterly, in four equal tranches. Such management fee shall equal certain costs, based on the sum of (i) the direct payroll costs allocated to the performance of the services under the management agreement, marked-up by a margin of 13%, and (ii) certain shared costs corresponding to infrastructure costs in such year related to the performance of such services. The management fee will be adjusted annually to account for the difference between estimated and actual costs incurred in such year. The management agreement has an indefinite term and can be terminated by either party upon one month’s notice.

Following the acquisition of 40% of the issued shares in 2020 Bulkers Management, 2020 Bulkers Management became a related party from August 29, 2024. Management fee from 2020 Bulkers Management of $0.3 million and $0.8 million was recognized in the three and six months ended June 30, 2025, respectively.

As of June 30, 2025 and December 31, 2024, the Company had $0.3 million payable to 2020 Bulkers Management presented under “Trade payables” in the Unaudited Consolidated Balance Sheets.